Exhibit 10.55

FIRST AMENDMENT TO
SECURITY AGREEMENT

THIS FIRST AMENDMENT TO THE SECURITY AGREEMENT (this “Amendment”) is made as of December 10, 2003, by and between BRIAZZ, INC., a Washington corporation (the “Company”), and Deutsche Bank London Ag, acting through DB Advisors LLC, a limited liability company (“DB”), as administrative agent for DB, Briazz Venture, L.L.C. and Spinnaker Investments Partners, L.P. (collectively, the “Lenders”) under the Security Agreement dated August 1, 2003, as amended (the “Agreement”), Flying Food Group, LLC (“FFG” and sometimes collectively with the Company and the Lenders, the “Parties”) and the Lenders.  Any capitalized term not defined herein shall have the meaning given it in the Agreement unless otherwise noted.

RECITALS

Whereas,

  The Company, DB, FFG and the Lenders are parties to the Agreement; and

  To induce DB to provide additional funding to the Company, the Company, DB, FFG and the Lenders desire to amend the Agreement, pursuant to Section 14 of the Agreement, to add certain notes (the “Notes”) issued to DB pursuant to a Securities Purchase Agreement dated December 10, 2003 between the Company and DB (the “November Agreement”) and such similar securities purchase agreements as shall be executed and delivered by other investors at subsequent closings (collectively with the November Agreement, the “Series G Agreements”) to the obligations covered by the Agreement .

NOW, THEREFORE, the Parties in consideration of the value to the Parties of this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

AGREEMENT

1.       Definitions.  The Agreement is hereby amended to add the Notes issued or to be issued pursuant to the Series G Agreements by amending and restating the following definitions in Section 1(b) in their entirety to read:

““Notes” means (i) non-convertible secured promissory notes issued in accordance with the terms of the Purchase Agreement and (ii) non-convertible secured promissory notes issued in accordance with the terms of the Securities Purchase Agreement dated December 10, 2003 between the Company and DB (the “November Agreement”) and such similar securities purchase agreements as shall be executed and delivered by other investors at subsequent closings (collectively with the November Agreement, the “Series G Agreements”) in connection with the issuance of shares of the Series G Convertible Preferred Stock of the Company.”

““Obligations” means, with respect to each Secured Party, all indebtedness, obligations and liabilities of Debtor under the Notes, the Purchase Agreement, the Food Production Agreement, the Series G Agreements and this Agreement, including, but not limited to, the payment of all obligations to such Secured Party now or hereafter existing under the Notes or the Food Production Agreement, whether direct, or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, and expenses.”

2.       Representations and Warranties.  Section 8(a) of the Agreement is hereby amended and restated in its entirety to read:

“(a)      Rights in Collateral.  Debtor has rights in, and the power to transfer, the Collateral.  Debtor’s right, title and interest in and to the Collateral is free of all adverse claims, liens, security interests and restrictions on transfer or pledge, other than the security interests and restrictions created under, or set forth in, this Agreement, the Purchase Agreement and its schedules, the other Transaction Documents referred to in the Purchase Agreement and the Series G Agreements.”

3.        Certain Covenants.  Section 9(e) of the Agreement is hereby amended and restated in its entirety to read:

“(e)      will take all actions necessary to prevent , and will take no actions to cause, directly or indirectly, the breach of any representation, warranty, covenant or agreement contained in the Purchase Agreement or the Series G Agreements; and”

4.        Events of Default.  Section 12 of the Agreement is hereby amended and restated in its entirety to read:

“12.       Events of Default.  An Event of Default shall be as defined in Section 1 hereof, and Article 6 of the Purchase Agreement, Section 6 of the Food Production Agreement and Article 6 of the Series G Agreements are incorporated herein by reference.”

5.        Remainder of Agreement Unaffected.  Except to the extent expressly stated herein, the Agreement shall remain in full force and effect as written.

6.        Governing Law.  This Amendment, including all matters of construction, validity and performance, shall be governed by and construed and enforced in accordance with the laws of the state of New York, as applied to contracts made, executed and to be fully performed in such state by citizens of such state, without regard to its choice of law and conflict of laws rules.  The parties hereto agree that the exclusive jurisdiction and venue for any action brought between the parties under this Agreement shall be the state and federal courts sitting in the Borough of Manhattan of the City of New York, and each of the parties hereby agrees and submits itself to the exclusive jurisdiction and venue of such courts for such purpose.

7.         Facsimile and Counterpart Signature Pages.  This Amendment may be executed by facsimile and in one or more counterparts, each of which counterparts will be deemed to be an original and all of which, which taken together, will be deemed to constitute one in the same agreement.

[Signature Page to Amendment Follows]

            IN WITNESS WHEREOF, the Company and DB have executed and delivered this Amendment as of the first date written above.

THE COMPANY: BRIAZZ, INC. Signature:_________________________ Name:____________________________ Title:_____________________________

ADMINISTRATIVE AGENT AND A LENDER:

Deutsche Bank London AG, acting through
DB Advisors, LLC, as Administrative Agent

Signature:_________________________
Name:____________________________
Title:_____________________________

LENDERS:

Briazz Venture, L.L.C.

Signature:_________________________
Name:____________________________
Title:_____________________________

Spinnaker Investment Partners, L.P.

Signature:_________________________
Name:____________________________
Title:_____________________________

FFG: Flying Food Group, LLC Signature:_________________________ Name:____________________________ Title:_____________________________